Exhibit 99.2

1 Broadwind | Investor Presentation 2023 Third Quarter 2025 Conference Call Presentation November 13, 2025

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) the impact of global health concerns on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (v) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (vi) our ability to continue to grow our business organically and through acquisitions ; (vii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (viii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; (ix) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (x) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer) ; (xi) the economy and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) the effects of proxy contests and actions of activist stockholders ; (xix) the limited trading market for our securities and the volatility of market price for our securities ; (xx) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xxi) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our most recently filed Form 10 - K, in Part II, Item 1 A of our current year Quarterly Reports on Form 10 - Q, and in our other filings with the Securities and Exchange Commission . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE 3Q25 Performance As of November 2025 Authorized new share repurchase program. The program allows for up to $3 million in common stock to be repurchased. Order growth driven by broad - based demand. Total o rders increased 90% y/y, driven by growth across each reporting segment Accelerating demand from power generation. Revenue from power generation customers now represents nearly 20% of revenues, growing 18% y/y Increased full - year 2025 revenue guidance as of November 13, 2025 Investment Thesis Building a platform for profitable growth Third Quarter 2025 100% domestic precision manufacturing footprint remains a competitive advantage in the current operating environment, given continued focus on reshoring / onshoring trends Trade tariffs and import restrictions on the US onshore wind power sector to benefit domestic wind tower manufacturers Successfully reallocating production capacity toward stable, recurring project revenue streams across diverse end - markets The divestiture of the Manitowoc industrial fabrication operations increases revenue diversification into the power generation and electrification end markets, optimizes asset base, and improves balance sheet flexibility and liquidity Disciplined cost control focus has stabilized gross margin and Adjusted EBITDA margin despite dynamic demand conditions New business developments. Awarded $11 million in wind tower orders from a leading global wind turbine manufacturer (announced October 2025 ) Flexible balance sheet supports strategic capital allocation Positioned to capture accelerating demand in the power generation vertical

CONSOLIDATED FINANCIAL PERFORMANCE

Strategic execution resulted in strong revenue growth, well-positioned to realize improved operating leverage

3Q25 results were led by strong demand across our power generation and renewables end markets

3Q25 revenue growth was up 25% y/y to $44.2 million

Gross margin decreased y/y to 10.2% in 3Q25 due to production inefficiencies in the heavy fabrications segment and lower capacity utilization within the gearing segment

Adjusted EBITDA of $2.4 million, excludes a $8.2 million gain on sale of the Manitowoc industrial fabrication operations

Total Revenue

($MM)



$35.5
$44.2
3Q24
3Q25

Gross Profit

($MM)



$5.2
$4.5
3Q24
3Q25

Adjusted EBITDA

($MM)



$3.4
$2.4
3Q24
3Q25

GAAP Net Income (Loss)

($MM)



$7.5
$0.1
3Q24
3Q25

Broadwind | Investor Presentation 5

HEAVY FABRICATIONS SEGMENT

Third Quarter 2025

Revenue growth was driven by strong demand for wind related content

Wind tower and repowering adapter sales drove revenue growth in the heavy fabrications segment up 43% y/y to $29.4 million

On September 8, 2025, completed the sale of the Manitowoc industrial fabrication operations

Segment EBITDA of $3.0 million, excludes a $8.2 million gain on sale of the Manitowoc industrial fabrication operations

Subsequent to quarter-end, announced $11 million in wind tower orders that is expected to be completed in the first quarter of 2026

Segment Revenue

($MM)


$20.6
$29.4
3Q24
3Q25

Segment EBITDA

($MM)


$3.4
$3.0
3Q24
3Q25

Segment Orders

($MM)


$11.1
$13.9
3Q24
3Q25

Segment Backlog at Quarter-End

($MM)


$95.0
$35.7
3Q24
3Q25

Broadwind | Investor Presentation 6

7 Broadwind | Investor Presentation 2023 Third Quarter 2025 GEARING SEGMENT Gearing demand is broad - based, but led by power generation customers Segment book - to - bill of 2.2x is the highest reported in recent history Segment orders increased 261% y/y to $15.9 million driven by broad - based demand, primarily from the power generation vertical Segment revenue declined 23% y/y in 3Q25 to $7.1 million, due to softness across most end markets, partially offset by power generation and steel markets Segment EBITDA was $0.1 million due to lower revenue and reduced capacity utilization Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) Segment Revenue ($MM) $9.2 $7.1 3Q24 3Q25 $4.4 $15.9 3Q24 3Q25 $13.3 $23.1 3Q24 3Q25 $0.6 $0.1 3Q24 3Q25

8 Broadwind | Investor Presentation 2023 Third Quarter 2025 INDUSTRIAL SOLUTIONS SEGMENT Demand for natural gas turbine content continues to drive strong order and backlog growth Natural gas turbine content demand drove orders and backlog up 86% and 125% y/y, respectively Book - to - bill of 1.8x was above the five - year average due to strong demand from power generation customers Revenue increased 37% y/y to $7.9 million Segment EBITDA was flat at $0.6 million, or 7.9% of sales, impacted by the product mix and additional labor to support higher volumes Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $5.7 $7.9 3Q24 3Q25 $0.6 $0.6 3Q24 3Q25 $7.4 $13.8 3Q24 3Q25 $16.0 $35.9 3Q24 3Q25

BALANCE SHEET UPDATE

Third Quarter 2025

Continued focus on disciplined balance sheet management and a returns -driven approach toward capital deployment

Net leverage of 0.8x in 3Q25 is withirthe long-term target range ofat or below 2.0x

Received $13.5 million upon the closing of the Manitowoc industrial fabrication operations sale

Capital allocation priorities remain debt reduction, organic investments, opportunistic investments in complementary, accretive bolt-on acquisitions, and share repurchases

Cash and LOC Availability at QuarteEnd
($MM)



$19.0
$26.8
3Q24
3Q25

Net Debt Outstanding
($MM)



$22.0
$14.1
3Q24
3Q25

Total Net Operating Working Capital
($MM)



$32.0
$37.7
3Q24
3Q25

Total Inventory
($MM)



$40.4
$45.8
3Q24
3Q25

Broadwind | Investor Presentation 9

10 Broadwind | Investor Presentation 2023 Updating full - year 2025 guidance Increased full - year 2025 revenue guidance from a range of $145 to $155 million to a range of $155 to $160 million Maintained full - year Adjusted EBITDA guidance in a range of $9 to $10 million Full - year 2025 financial guidance excludes $8.2 million gain associated with the sale of the Manitowoc industrial fabrication operations Total Revenue Range ($MM) Total Adjusted EBITDA Range ($MM) As of November 13, 2025 FULL - YEAR 2025 FINANCIAL GUIDANCE $9 - $10 Current Guidance $145 - $155 $155 - $160 Prior Guidance Current Guidance

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW Leading pure - play precision manufacturer serving diverse end - markets with 100% domestic footprint Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for commercial and industrial clients We are one of the leading independent precision manufacturers in the United States Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure across diverse end - markets

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Heavy Fabrications Segment	We provide large, complex and precision fabrications, and proprietary industrial processing equipment, to customers in a broad range of industrial markets. Key products include wind towers and PRS units.	52% of Proforma 2024 Revenue(1)
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	28% of Proforma 2024 Revenue(1)
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	20% of Proforma 2024 Revenue(1)

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships



Abilene, TX
Tower Manufacturing
Industrial Fabrications Facility



Cicero, IL
Gear Manufacturing and Gearbox Repair Facility



Pittsburgh, PA
Gearbox Repair and Heat Treat Facility



Sanford, NC
Industrial Solutions Manufacturing Facility

Our customer base

Established OEM Relationships

SIEMENS energy | GE VERNOVA | GERDAU | CATERPILLAR | KONECRANES

(1) Proforma 2024 revenue is calculated excluding the Manitowoc industrial fabrication operations.

Broadwind | Investor Presentation 13

14 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

15 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

APPENDIX

Statement of Cash Flows

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net income	$ 6,104	$ 2,066
Adjustments to reconcile net cash used in operating activities:		
Depreciation and amortization expense	4,819	4,986
Deferred income taxes	(20)	(2)
Stock-based compensation	655	807
Allowance for credit losses	5	4
Common stock issued under defined contribution 401(k) plan	986	879
Gain on sale of assets	(8,214)	(114)
Changes in operating assets and liabilities:		
Accounts receivable	(960)	5,866
AMP credit receivable	(1,543)	4,152
Contract assets	248	(305)
Inventories	(6,230)	(2,976)
Prepaid expenses and other current assets	(286)	1,224
Accounts payable	1,480	(2,932)
Accrued liabilities	(139)	(2,476)
Customer deposits	(13,180)	(12,134)
Other non-current assets and liabilities	33	(31)
Net cash used in operating activities	(16,242)	(986)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(2,586)	(3,279)
Net proceeds from sale of Manitowoc industrial fabrication operations	12,522	-
Net proceeds from disposals of property and equipment	-	159
Net cash provided by (used in) investing activities	9,936	(3,120)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from line of credit, net	3,822	5,262
Proceeds from long-term debt	-	1,540
Payments on long-term debt	(2,687)	(1,005)
Payments on finance leases	(1,099)	(1,276)
Shares withheld for taxes in connection with issuance of restricted stock	(256)	(130)
Net cash (used in) provided by financing activities	(220)	4,391
NET (DECREASE) INCREASE IN CASH	(6,526)	285
CASH beginning of the period	7,721	1,099
CASH end of the period	$ 1,195	$ 1,384

Broadwind | Investor Presentation

16

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net Income	$ 7,463	$ 74	$ 6,104	$ 2,066
Interest Expense	1,227	1,058	2,526	2,316
Income Tax Provision	27	41	96	133
Depreciation and Amortization	1,473	1,671	4,819	4,986
Share-based Compensation and Other Stock Payments	372	522	1,469	1,685
Gain on Sale of Manitowoc Industrial Fabrication Operations	(8,155)	-	(8,213)	-
Proxy Contest-Related Expenses	-	-	-	(10)
Adjusted EBITDA (Non-GAAP)	$ 2,407	$ 3,366	$ 6,801	$ 11,176

Heavy Fabrications Segment	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net Income	$ 9,940	$ 2,301	$ 13,156	$ 6,588
Interest Expense	579	499	933	853
Income Tax (Benefit) Provision	(235)	(571)	146	(1,609)
Depreciation	799	999	2,784	2,932
Gain on Sale of Manitowoc Industrial Fabrication Operations	(8,165)	-	(8,306)	-
Share-based Compensation and Other Stock Payments	46	188	399	588
Adjusted EBITDA (Non-GAAP)	$ 2,964	$ 3,416	$ 9,112	$ 9,352

Gearing Segment	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net (Loss) Income	$ (609)	$ (141)	$ (2,448)	$ 246
Interest Expense	56	55	177	162
Income Tax Provision	1	7	8	21
Depreciation and Amortization	537	534	1,636	1,627
Share-based Compensation and Other Stock Payments	111	106	332	337
Adjusted EBITDA (Non-GAAP)	$ 96	$ 561	$ (295)	$ 2,393

Industrial Solutions Segment	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net Income	$ 266	$ 286	$ 782	$ 2,340
Interest Expense	155	148	404	425
Income Tax Provision	16	25	51	83
Depreciation and Amortization	120	109	348	314
Share-based Compensation and Other Stock Payments	62	56	197	182
Adjusted EBITDA (Non-GAAP)	$ 619	$ 624	$ 1,782	$ 3,344

Corporate and Other	Three Months Ended September 30,		Nine Months Ended September 30,	
	2025	2024	2025	2024
Net Loss	$ (2,134)	$ (2,372)	$ (5,386)	$ (7,108)
Interest Expense	437	356	1,012	876
Income Tax Provision (Benefit)	245	580	(109)	1,638
Depreciation and Amortization	17	29	51	113
Share-based Compensation and Other Stock Payments	153	172	541	578
Gain on Sale of Manitowoc Industrial Fabrication Operations	10	-	93	-
Proxy Contest-Related Expenses	-	-	-	(10)
Adjusted EBITDA (Non-GAAP)	$ (1,272)	$ (1,235)	$ (3,798)	$ (3,913)

Broadwind | Investor Presentation 17

18 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data

19 Broadwind | Investor Presentation 2023 Please contact our investor relations team at BWEN@val - adv.com IR CONTACT